UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: May 26, 2022

HORACE MANN EDUCATORS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715‑0001
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 217‑789‑2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	HMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-looking Information
Statements included in the accompanying news release that state Horace Mann Educators Corporation’s (Company) or its management’s intentions, hopes, beliefs, expectations or predictions of future events or the Company’s future financial performance are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to known and unknown risks, uncertainties and other factors. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and the Company’s past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.
Item 5.07: Results of Operations and Financial Condition
Horace Mann Educators Corporation’s Annual Meeting of Shareholders was held on May 25, 2022 (Annual Meeting). On the record date of March 30, 2022, there were 41,379,157 shares of Horace Mann Educators Corporation's common stock issued and outstanding and entitled to be voted at the Annual Meeting. The final results of the matters submitted to a vote of security holders are shown in the table below.

	Votes	Votes		Broker
	For	Against	Abstentions	Non-Votes
Proposal No. 1 -
Election of 9 Directors:
Thomas A. Bradley	38,586,585	231,847	4,845	556,327
Mark S. Casady	38,656,732	161,700	4,845	556,327
Daniel A. Domenech	38,331,512	486,904	4,861	556,327
Perry G. Hines	38,441,666	376,766	4,845	556,327
Mark E. Konen	38,399,832	418,599	4,846	556,327
Beverley J. McClure	38,331,896	486,740	4,641	556,327
H. Wade Reece	38,331,346	487,017	4,914	556,327
Elaine A. Sarsynski	38,418,824	400,013	4,440	556,327
Marita Zuraitis	38,638,545	180,252	4,480	556,327

Proposal No. 2 -
Advisory Resolution to Approve Named Executive Officers’ Compensation	37,657,006	1,160,231	6,040	556,327

Proposal No. 3 -
Ratification of KPMG LLP, an independent registered public accounting firm, as the Company’s auditors for the year ending December 31, 2022	37,782,272	1,593,476	3,856	Not Applicable

Item 8.01: Other Events
On May 25, 2022, Horace Mann Educator Corporation’s Board of Directors authorized a share repurchase program allowing repurchases of up to $50 million to begin following the completion of the current $50 million repurchase plan which was authorized on September 30, 2015. Both share repurchase programs authorize the repurchase of Horace Mann Educator Corporation’s common shares in open market or privately negotiated transactions, from time to time, depending on market conditions. The share repurchase programs do not have expiration dates and may be limited or terminated at any time without notice.
Item 9.01: Financial Statements and Exhibits
(d)Exhibits.
Exhibit 99.1    News release dated May 25, 2022.
Exhibit 104    Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Donald M. Carley
	Name:	Donald M. Carley
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: May 26, 2022
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